EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Noel G. Watson, Chief Executive Officer, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Jacobs Engineering Group Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	the 2001 Annual Report on Form 10-K filed with the Commission on December 21, 2001 of Jacobs Engineering Group Inc.;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Jacobs Engineering Group Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ NOEL G. WATSON	Subscribed and sworn to before me this 2nd day of August, 2002.
Noel G. Watson Chief Executive Officer	/s/ DONNA L. HANSEN

Date: August 2, 2002	Notary Public My Commission Expires: May 16, 2003

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John W. Prosser, Jr., Chief Financial Officer, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Jacobs Engineering Group Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	the 2001 Annual Report on Form 10-K filed with the Commission on December 21, 2001 of Jacobs Engineering Group Inc.;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Jacobs Engineering Group Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ JOHN W. PROSSER, JR.	Subscribed and sworn to before me this 2nd day of August, 2002.
John W. Prosser, Jr. Chief Financial Officer	/s/ DONNA L. HANSEN

Date: August 2, 2002	Notary Public My Commission Expires: May 16, 2003